Exhibit 99.1


[GRAPHIC OMITTED]

                  American Telecom Services Leaders to Speak at
                          International DECT Conference

           Invitation comes in wake of introduction of widest range of DECT 6.0 interference-free phones into U.S. market

Contact:          Bruce Hahn, CEO
                  310-871-9904
                  404-261-7466
                  Bruce.Hahn@atsphone.com

Investor Contact: Matt Hayden, President
                  Hayden Communications
                  (858) 704-5065
                  matt@haydenir.com

Media Relations:  Danielle Ross
                  Comunicano, Inc
                  (858) 314-2958
                  dross@comunicano.com
                  Comunicano, Inc


FOR IMMEDIATE RELEASE


City of Industry, California, December 5, 2006--American Telecom Services (ATS) (AMEX: TES), a leading provider of converged communications solutions centered on phones that are bundled with telecom services, saving consumers up to 60% on their phone services, is pleased to announce that it has been invited to showcase its expertise in Digital Enhanced Cordless Telecommunications (DECT) at the DECT World Conference 2007. American Telecom has introduced multiple DECT
6.0 products into the U.S. mass market and now offers the most expansive assortment in the United States of products built on the advanced global standard through its "Pay N' Talk" traditional telephone and its "Digital Clear" Internet phone product lines.

CEO Bruce Hahn and President Adam Somer, will speak at the event, which will be held in Monaco, January 30-31, 2007. This annual conference is the world's most comprehensive presentation and discussion of the global standard and it has been expanded in 2007 to highlight the growing potential of DECT for the U.S. market. Mr. Hahn will discuss the accelerating potential for DECT 6.0 in the U.S. market and will focus on benefiting from the economies of scale associated with using a global standard. Mr. Somer will participate in a panel discussion on using DECT to move beyond voice applications focusing on creating better customer satisfaction and DECT's impact on improving voice quality.

"Adam and I are excited with the opportunity to share ideas about the future of this critical technology with such a cross-section of the world's DECT experts," said Hahn. "We are grateful for having been invited to speak at this global event."

By using phones with DECT 6.0 technology, consumers are ensured that the connection between the handset and the base is interference free. DECT 6.0 phones will not conflict with common household items such as other cordless phones, cellular phones, Wi-Fi routers and microwave ovens along with other wireless products. ATS is a leader in DECT technology, now offering a total of five DECT 6.0 traditional phones and two DECT 6.0 Internet phones, both categories are available in multiple handset configurations as part of expandable systems.

The company plans to introduce more than ten additional DECT 6.0 products at the upcoming Consumer Electronics Show to be held in Las Vegas on January 8-11, 2007 as part of an effort to migrate virtually its entire cordless product line to the use of this superior technology.

Information on the DECT World Conference 2007 may be found at http://www.informatm.com/marlin/30000001001/MARKT_EFFORT/marketingid/20001460440
--------------------------------------------------------------------------------

About American Telecom Services:
American Telecom Services, a leading provider of traditional and internet phones bundled with service offerings, currently offers Digital Clear Internet phone bundles powered by SunRocket (voice-over-Internet-Protocol or "VoIP") and Pay N' Talk prepaid residential long distance communications services powered by IDT. These services are bundled with ATS' diverse line of custom designed digital, cordless, multi-handset phones. ATS sells its phone/service bundles through major retailers under the "American Telecom," "ATS," "Pay N' Talk" and "Digital Clear" brand names.

Safe Harbor Statement

Any statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify those forward-looking statements by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and some other comparable words. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those the Company anticipates. Factors that could cause actual results to differ from those contained in the forward-looking statement include, but are not limited to, those risks and uncertainties described in the Company's prospectus dated February 1, 2006 and the other reports and documents the Company files from time to time with the Securities and Exchange Commission. Statements included in this press release are based upon information known to the Company as of the date of this press release, and the Company assumes no obligation to (and expressly disclaims any such obligation to) publicly update or alter its forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.